UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 2, 2018

XL GROUP LTD

(Exact name of registrant as specified in its charter)

Bermuda	1-10804	98-1304974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, One Bermudiana Road, Hamilton, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (441) 292-8515

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
The following information is being furnished under Item 2.02, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On May 2, 2018, XL Group Ltd issued the press release attached as Exhibit 99.1 and incorporated by reference herein announcing the results of XL Group Ltd for the first quarter ended March 31, 2018.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release ("XL Group Ltd Announces First Quarter 2018 Results"), dated May 2, 2018
99.2	XL Group Ltd Q1 2018 Results and Overview Presentation, dated May 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2018

XL Group Ltd (Registrant)
By:	/s/ Kirstin Gould
Name: Kirstin Gould Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release ("XL Group Ltd Announces First Quarter Year 2018 Results"), dated May 2, 2018
99.2	XL Group Ltd Q1 2018 Results and Overview Presentation, dated May 2, 2018